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                                                                    EXHIBIT 10.7

                    REGISTRATION RIGHTS AGREEMENT TERM SHEET


Parties:                   -        Reuters (including its affiliates and
                                    designees holding Registrable Securities)
                                    (the "Group R Stockholders").

                           - Certain Island stockholders who are entering into the Stockholders Agreement ("Group M1 Stockholders").

                           -        Finanzas and Advent ("Group M2
                                    Stockholders").

                           - The holders of registration rights granted by Instinet (the "Company") in connection with its acquisition of ProTrader ("Group PT Stockholders").

                           "Stockholders" refers collectively to the Group R Stockholders, the Group M1 Stockholders, the Group M2 Stockholders, the Group PT Stockholders and any other Group of Stockholders added pursuant to "Other" below.

                           Each Group will be required to have a Group
                           Representative; provided that each of Finanzas and Advent will be entitled to appoint its own representative.

Shares Issued in the       Shares of the Company's stock issued in the merger
Merger:                    will be issued pursuant to a Registration Statement
                           on Form S-4.

Shares Subject to the      Shares subject to the Registration Rights Agreement
Registration Rights        ("Registrable Securities") shall be (i) with respect
Agreement:                 to Group R Stockholders, all shares of Common Stock
                           (or Common Stock equivalents) held by Group R
                           Stockholders (and their affiliates), (ii) with respect to Group M1 and Group M2 Stockholders, shares of Common Stock received in connection with the Merger, (iii) with respect to the Group PT
                           Stockholders, shares of Common Stock received in the ProTrader acquisition and (iv) with respect to Groups of Stockholders added pursuant to "Other" below, the shares of Common Stock received by them in the transaction in which they receive registration rights.

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Demand Registration        Certain Stockholders will have the right collectively
Rights: to make demand registrations over a period of 6 years. With certain exceptions described below, generally all Stockholders may include Registrable Securities in any demand, and if cutbacks are necessary due to the amount that the underwriters believe can be sold, such cutbacks will be allocated in the manner described below.

                           If, as a result of piggyback rights and underwriter cutbacks, the Group of Shareholders initiating a demand is ultimately not entitled to include at least 75% of the Registrable Securities it initially requested in the registration, the demand will not be attributed to the initiating Group of Stockholders but will instead be attributed to the Group of Stockholders who include the largest number of Registrable Securities in the offering. Groups making a demand must include:

                           (i) in the case of Group PT Stockholders, no less than $10 million of share value in the aggregate;

                           (ii) in the case of Group M1 Stockholders no less than $25 million of share value in the aggregate; and

                           (iii) in the case of Group R Stockholders, no less than $60 million of share value in the aggregate. Shelf registrations made pursuant to a demand (a "Shelf Demand") will have a life of (x) in the case of Shelf Demands made by Group R Stockholders, 12 months and (y) in the case of any other Group of Stockholders, 6 months.

                           Demands may be triggered as follows: Group R
                           Stockholders

                                    1.       Group R Stockholders would have an
                                             unlimited number of demands,
                                             including Shelf Demands. Demands
                                             may be triggered by the Group R
                                             Stockholders, subject to the
                                             minimum offering size set forth
                                             above and the following conditions.

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                                    2.       No demand may be triggered by the
                                             Group R Stockholders during the
                                             first twelve months without the
                                             consent of the holders of a
                                             majority of the Registrable
                                             Securities held by the Group M1
                                             Stockholders and the consent of the
                                             Company.

                                    3.       The Group R Stockholders may not
                                             trigger 2 demands in a row within a
                                             12 month period without the consent
                                             of the Company.

                                    4.       All Stockholders may participate in
                                             any demand triggered by the Group R
                                             Stockholders with cutbacks
                                             described below.

                                    5.       No limit on Group R Stockholder
                                             demands on Form S-1 (Form S-1 to be
                                             used only if the Company is not S-3
                                             eligible).

                                    Group M1 Stockholders

                                    6.       The Group M1 Stockholders will have
                                             a total of 6 demands, 2 of which
                                             could be Shelf Demands. Demands may
                                             be triggered by any Group M1
                                             Stockholder, subject to the minimum
                                             offering size set forth above and
                                             the following conditions.

                                    7.       No demand may be triggered by the
                                             Group M1 Stockholders during the
                                             first twelve months without the
                                             consent of the holders of a
                                             majority of the Registrable
                                             Securities held by the Group R
                                             Stockholders and the consent of the
                                             Company.

                                    8.       No Group M1 Stockholder (together
                                             with its affiliates) may trigger 2
                                             demands in a row within a 12 month
                                             period without the consent of the
                                             Company.

                                    9.       All Stockholders may participate in
                                             any demand triggered by Group M1
                                             Stockholders with cutbacks
                                             described below.

                                    10.      No more than two Group M1
                                             Stockholder demands may be on Form
                                             S-1 (Form S-1 to be used only if
                                             the Company is not S-3 eligible).

                                    Group M2 Stockholders

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                                    11.      Group M2 Stockholders may not
                                             exercise demands.

                                    12.      Group M2 Stockholders may
                                             participate in any registered
                                             offering subject to cutbacks as
                                             described below.

                                    Group PT Stockholders

                                    13.      Group PT Stockholders would have an
                                             aggregate number of demands equal
                                             to the number of demands they have
                                             remaining under their current
                                             registration rights agreement at
                                             the time the new registration
                                             rights agreement is entered into.
                                             Demands may be triggered by any
                                             Group PT Stockholder, subject to
                                             the following conditions.

                                    14.      If the Group PT Stockholders have
                                             more than 1 demand, no Group PT
                                             Stockholder (together with its
                                             affiliates) may trigger two demands
                                             in a row within a twelve month
                                             period without the consent of the
                                             Company.

                                    15.      All Stockholders may participate in
                                             any demand triggered by the Group
                                             PT Stockholders, with cutbacks
                                             allocated as set forth below.

                                    16.      Group PT Stockholders may exercise
                                             one Shelf Demand (if not used prior
                                             to the date of the new registration
                                             rights agreement), but only if it
                                             is requested by holders
                                             representing a majority of the
                                             total number of Registrable
                                             Securities then held by the Group
                                             PT Stockholders.

                                    17.      All Group PT Stockholder demands
                                             may be on Form S-1 (Form S-1 to be
                                             used only if the Company is not S-3
                                             eligible).

Piggyback Registration              For a period of 6 years, the Stockholders
Rights:                             will have piggyback registration rights with
                                    respect to any registered offering made by the Company or otherwise.

Underwriter Cutbacks:               In the event that there are cutbacks in the
                                    total number of shares in an offering,
                                    shares will be included in the following priority:

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                                    -        For a demand exercised by the Group
                                             PT Stockholders, first priority
                                             will be allocated among the
                                             Stockholders, with the Group PT
                                             Stockholders allocated 66 2/3% of
                                             the offering and other Groups of
                                             Stockholders allocated to 33 1/3%
                                             of the offering as set forth below.
                                             Second priority will be allocated
                                             to the Company.

                                    -        For a demand exercised by any other
                                             Group of Stockholders, first
                                             priority will allocated among all
                                             Stockholders choosing to
                                             participate therein as set forth
                                             below. Second priority will be to
                                             the Company.

                                    -        For a registration on behalf of the
                                             Company, the first priority will be
                                             the Company. Second priority will
                                             be to Stockholders as set forth
                                             below.

Cutback Allocation                  When any cutback needs to be allocated among
                                    the Stockholders (or any Group of
                                    Stockholders), such portion shall be
                                    allocated among such Stockholders (or Group of Stockholders) irrespective of the Group of Stockholders making a demand, pro rata based on the number of Registrable
                                    Securities that each Stockholder requests be included in the registration statement;
                                    provided that the Groups of Stockholders described in "Other" below will not be entitled to more than 1/3 the Registrable
                                    Securities in a registration (other than a registration pursuant to their demand) in which cutbacks apply.

Delay and Suspension;               The Company will be entitled to delay the
Spacing of Demands:                 filing of a registration statement, or delay
                                    or suspend its effectiveness, if necessary to avoid material adverse disclosure;
                                    provided that the Company shall not be
                                    entitled to delay filing or delay or suspend the effectiveness of registrations for more than an aggregate of 120 days in any twelve month period. No new demand for registration may be made prior to the 90th day following the termination of effectiveness of the previous registration statement.

Underwriter Lockups:                All Stockholders holding more than 1% of the
                                    outstanding Shares of Common Stock and the Company will agree to not sell in the market for 7 days prior to and 90 days following an underwritten offering to the public made by the Company or pursuant to the demand rights of the Stockholders, to the extent requested by the underwriters.

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Selection                           In any demand registration that is
of Underwriter:                     underwritten, the underwriter shall be
                                    selected jointly by the two Stockholders with the largest number of shares requested to be sold from a list proposed by the Company of at least five internationally recognized investment banking firms ranked in the top ten in the past year for equity underwritings by Thomson Financial
                                    Securities Data.

Expenses:                           Customary registration expenses will be
                                    borne by the Company, including the expenses of one counsel on behalf of the selling
                                    Stockholders.

Amendments:                         Amendments may be effected with the consent
                                    of holders of a majority of the Registrable
                                    Securities held by each Group of
                                    Stockholders affected by the amendment,
                                    consenting separately as a Group; provided, that amendments which specifically, disproportionately and adversely affect any one Stockholder will require the consent of that Stockholder.

Withdrawals Rights:                 At any time, any Stockholder may elect to
                                    withdraw from the Agreement and no longer be subject to the obligations of the Agreement or have rights (including demand rights) under the Agreement from that date forward;
                                    provided that a withdrawal may not be made during the period (i) that the Company is effecting an underwritten registered primary offering of its shares or (ii) that the Stockholders are effecting an underwritten registered secondary offering of their shares pursuant to demand registration rights (commencing upon the filing of a notice exercising demand rights).

Other: New Groups of Stockholders may be added consisting of persons receiving registration rights in connection with any future issuance by the Company of with a transaction value of at least $75 million in connection with future acquisitions or other transactions. Such Groups of Stockholders will be allocated up to a pro rata number of demand rights based on the aggregate transaction value of the stock received by them to the aggregate transaction value of the stock received by the Group M1 Stockholders. The threshold for the exercise of such a group of a demand right will be 1/10th of the transaction value of the shares issued to them in the transaction in which they receive registration rights.

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                                    If Datek is issued shares in the Merger, the
                                    parties will negotiate in good faith to make appropriate adjustments to the terms set forth in this term sheet to take into account the addition of Datek as a party to the registration rights agreement.

                                    The Stockholders will receive the benefit of the terms of any future registration rights granted to any third party, which are superior to the rights provided in the agreement (it being acknowledged that the rights described above for new Groups of Stockholders are not superior rights).

                                    A Stockholder may assign registration rights to a transferee of shares held by the Stockholder.

                                    The Company will keep current on its
                                    required filings under securities laws as necessary to permit the Stockholders to sell their Registrable Securities pursuant to Rules 144 and/or 145 of the Securities Act.

                                    The existing registration rights agreements between the Company and Reuters shall be suspended, and replaced with the rights under the agreement described in this term sheet, for so long as this agreement is in effect. If the PT Stockholders elect to join this Agreement, the existing registration rights agreement among the Company and the PT Stockholders will be terminated and superseded by the agreement described in this term sheet.

                                    Other customary terms will apply.

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